                                                                   EXHIBIT 10.7


                                  INDENTURE OF LEASE


                                       between


                         FLORIDA COAST PAPER COMPANY, L.L.C.


                                        -and-

                                 BOX USA GROUP, INC.


                         ____________________________________


                                     Dated as of
                                     May 30, 1996


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                                  TABLE OF CONTENTS


                                                                      Page
                                                                      ----

ARTICLE 1 - PREMISES AND TERM OF LEASE........................     1

ARTICLE 2 - POSSESSION AND CONDITION OF PREMISES..............     2

ARTICLE 3 - RENT..............................................     2

ARTICLE 4 - IMPOSITIONS AND UTILITIES.........................     2

ARTICLE 5 - INSURANCE.........................................     5

ARTICLE 6 - DAMAGE OR DESTRUCTION AND
         USE OF CASUALTY INSURANCE PROCEEDS...................     7

ARTICLE 7 - CONDEMNATION......................................     8

ARTICLE 8 - ASSIGNMENT AND SUBLETTING.........................     9

ARTICLE 9 - REPAIRS AND MAINTENANCE...........................     9

ARTICLE 10 - CHANGES, ALTERATIONS AND ADDITIONS...............     10

ARTICLE 11 - GOVERNMENTAL REQUIREMENTS
             AND INSURANCE REQUIREMENTS.......................     10

ARTICLE 12 - DISCHARGE OF LIENS; BONDS........................     11

ARTICLE 13 - REPRESENTATIONS..................................     11

ARTICLE 14 - INDEMNIFICATION OF LANDLORD......................     12

ARTICLE 15 - RIGHT OF ACCESS..................................     13

ARTICLE 16 - SELF-HELP........................................     14

ARTICLE 17 - PERMITTED USE; NO UNLAWFUL OCCUPANCY.............     15


                                          i

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ARTICLE 18 - EVENTS OF DEFAULT,
    CONDITIONAL LIMITATIONS, REMEDIES, ETC...................      15

ARTICLE 19 - NOTICES.........................................      18

ARTICLE 20 - SUBORDINATION...................................      19

ARTICLE 21 - PURCHASE OPTION.................................      20

ARTICLE 22 - CERTIFICATES BY TENANT AND LANDLORD.............      21

ARTICLE 23 - CONSENTS AND APPROVALS..........................      21

ARTICLE 24 - SURRENDER AT END OF TERM........................      22

ARTICLE 25 - QUIET ENJOYMENT.................................      22

ARTICLE 26 - INVALIDITY OF CERTAIN PROVISIONS................      23

ARTICLE 27 - RECORDING OF MEMORANDUM.........................      23

ARTICLE 28 - WAIVER OF TRIAL BY JURY.........................      23

ARTICLE 29 - BROKER..........................................      24

ARTICLE 30 - MISCELLANEOUS...................................      24

ARTICLE 31 - WAREHOUSE FACILITY..............................      26

ACKNOWLEDGMENTS

EXHIBIT A   DESCRIPTION - CONTAINER FACILITY

EXHIBIT A-1 DESCRIPTION - WAREHOUSE FACILITY

EXHIBIT B PERMITTED EXCEPTIONS

EXHIBIT C LESSOR'S AGREEMENT

      THIS INDENTURE OF LEASE made as of the 30th day of May 1996, between FLORIDA COAST PAPER COMPANY, L.L.C. ("Landlord"), a Delaware limited liability company and BOX USA GROUP, INC. ("Tenant"), a New York corporation.


                                 W I T N E S S E T H :

                                      ARTICLE 1
                                      ---------

                              PREMISES AND TERM OF LEASE
                              --------------------------

    SECTION 1.01 Landlord, for and in consideration of the rentals to be paid and all of the terms, covenants and agreements hereinafter set forth, to be kept, observed and performed by Tenant, does hereby demise and lease to Tenant and Tenant does hereby hire and take from Landlord, subject to the terms, covenants, conditions and reservations hereof, and the Exhibits annexed hereto and made a part hereof all that certain lot, piece or parcel of land, together with the buildings and improvements thereon, situate, lying and being in the City of Port St. Joe, Florida, County of Gulf and State of Florida as described in EXHIBIT A annexed hereto and made a part hereof;

    TOGETHER WITH the fixtures, apportenant to, attached to or used in connection with the operation of said premises; and

    TOGETHER WITH all easements, appurtenances and other rights and privileges now or hereafter belonging or appertaining to said premises. All of the foregoing property leased to Tenant pursuant to this Section 1.01 is here in called the "Premises".

    SUBJECT ONLY TO the encumbrances and conditions of title set forth on EXHIBIT B annexed hereto and made a part hereof (the "Permitted Exceptions").

    TO HAVE AND TO HOLD the Premises unto Tenant, for a term of fifty (50) years (the "Term") commencing on the date hereof (the "Commencement Date") and expiring on May 31, 2046 both dates inclusive, unless sooner terminated in accordance with the terms of this Lease. Notwithstanding the foregoing, Tenant shall have the right to terminate this Lease and the Term at any time upon not less than one hundred (180) days' prior notice to Landlord.

                                      ARTICLE 2

                                    POSSESSION AND
                                CONDITION OF PREMISES


    Tenant acknowledges and represents to Landlord that it has inspected and examined, or caused to be inspected and examined, the Premises and that it is familiar with the physical condition and state of repair thereof, and Tenant hereby accepts same in its existing condition and state of repair and Landlord shall have no obligation to do any work or make any installation, repair or alteration of any kind to or in respect thereof. Tenant acknowledges and agrees that, except as otherwise expressly set forth in this Lease, no representations, statements, or warranties, express or implied, as to condition, fitness for a particular use or otherwise, have been made by or on behalf of Landlord.

                                      ARTICLE 3

                                         RENT

    SECTION 3.01. Tenant shall pay rent at the net rent per annum (herein sometimes called the "Base Rent") of One ($1.00) Dollar commencing on the 1st day of June 1, 1996, and continuing through and including May 31,2046, the Base Rent for the Term to be paid in advance on the date hereof, receipt of which is hereby acknowledged by Landlord.

                                      ARTICLE 4

                              IMPOSITIONS AND UTILITIES

SECTION 4.01.

    (a) Tenant covenants and agrees to bear, pay and discharge, as additional rent hereunder, any and all of the following items (collectively, "Impositions"):

         (i)real estate taxes and assessments; (ii) personal property taxes, if any; (iii) occupancy and rent taxes; (iv) water, water meter and sewer rents, rates, and charges;(v) license and permit fees; (vi) any fines, penalties, and other similar or like governmental charges applicable to the foregoing, together with any interest or costs with respect to the foregoing incurred by reason of Tenant's failure to comply with the terms hereof; and (vii) any other governmental levies, fees, rents, assessments, or taxes and charges, general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever,

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which at any time during the Term are (A) assessed, levied, confirmed or imposed upon the Premises or any part thereof, and/or any personal property, equipment or other facility used exclusively by Tenant in the operation thereof; or (B) imposed upon Tenant by the terms of this Lease. Except as otherwise provided in subparagraph (c) of this Section 4.01, each such Imposition, or installment thereof, during the Term to be paid shall be paid directly to the taxing authority not later than the date on which any fine, penalty, interest, or cost may be added thereto or imposed by law for the nonpayment thereof; provided, however, that if by law any Imposition, at the option of the taxpayer, may be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), Tenant may exercise the option to pay the same in such installments, in which event Tenant shall pay only such installment payments as shall become due prior to the date herein definitely fixed for the expiration of the Term.

         (b)Nothing herein contained shall require Tenant to pay any municipal, state or federal income or franchise taxes imposed upon Landlord, whether based upon the income or capital of Landlord, or any municipal, state, or federal succession, transfer or gift taxes of Landlord; provided, nevertheless, that if at any time during the Term the present method of taxation or assessment shall be changed so that in substitution for, or in lieu of or in addition to, the whole or any part of the taxes, assessments or other charges now levied, assessed or imposed on real estate or the improvements thereon, there shall be levied, assessed or imposed wholly or partially a franchise tax, capital levy or other tax on real estate as such, or on the use and occupancy thereof, or if any such tax or charge, or any part thereof, howsoever called, shall be measured by or based on the Premises, then all such taxes, assessments, levies or charges or the part thereof so measured or based shall be deemed to be included within the definition of the term "Impositions" for the purpose of this Lease.

         (c) Landlord and Tenant acknowledge that the Premises are part of a larger parcel and do not constitute a single tax lot. Tenant will make application and diligently prosecute and use its best efforts to effect the subdivision of the Premises from such larger parcel and to obtain all subdivision and other municipal approvals necessary to effect such subdivision and to establish a separate tax lot, assessment and bill for the Premises (collectively "Subdivision Approval"). Unless and until Subdivision Approval is obtained, the real estate taxes and assessments and related Impositions to be paid by Tenant under this Article shall be paid to Landlord in advance of the due date thereof and determined as follows: (a) real estate taxes shall be the sum of (i) such taxes attributable to the building and improvements calculated by multiplying the assessed valuation thereof by the then applicable tax rate, and (ii) such taxes attributable to the land calculated by multiplying the assessed valuation of the entire parcel by the then applicable tax rate and apportioning the result on a square foot basis; and (b) other such Impositions not separately fixed shall be apportioned on the basis of the number of square feet in all the buildings in the tax lot. At such time as Subdivision Approval is obtained, the real estate taxes and assessments and related Impositions to be paid by Tenant under this Article shall be paid by Tenant directly to the applicable taxing authority. Landlord or Tenant, as the case may be, shall give evidence of the payment of Impositions to the other within thirty (30) days of payment. Landlord agrees to cooperate with Tenant in connection with Tenant's efforts to obtain Subdivision Approval and, to the extent required by the applicable municipal authorities having jurisdiction, execute and deliver such applications and other instruments required to be filed in connection therewith.

    SECTION 4.02. Any Imposition which Tenant is required to bear, pay or discharge under this Lease, relating to a fiscal period of a taxing authority, a part of which period is included within the Term and a part of which is included in a period of time prior to the Commencement Date or after the expiration or sooner termination of the Term shall (whether or not such Imposition shall be assessed, levied, confirmed, imposed upon or in respect of or become a lien upon the Premises, or shall become payable, during the Term) be apportioned between Landlord and Tenant as of the Commencement Date and the expiration or sooner termination of the Term, so that Tenant shall pay that portion of such Imposition with is attributable to that part of such fiscal period included in the Term and Landlord shall pay or cause to be discharged the remainder thereof.

    SECTION 4.03. Tenant, after prior notice to Landlord in each instance, shall have the right, at its sole cost and expense and free of any expense to Landlord, to contest the amount or validity, in whole or in part, of any Imposition which Tenant is required to bear, pay or discharge under this Lease by appropriate proceedings, instituted promptly and in good faith and conducted diligently; provided, however, that:

         (a) neither the Premises nor any part thereof, would, by reason of such postponement or nonpayment, in the reasonable judgment of Landlord, be in danger of being forfeited or lost; and

         (b) Tenant continues to prosecute such proceeding diligently to final adjudication. Upon the termination of such proceedings, it shall be the obligation of Tenant to pay the amount of such Imposition or the part thereof as finally determined in such proceedings, the payment of which may have been deferred during the prosecution of such proceedings, together with interest, penalties or other liabilities in connection therewith.

    SECTION 4.04. Any certificate, advice or bill issued by the appropriate official designated by law to make or issue the same or to receive payment of any Imposition, of non-payment of such Imposition, shall be PRIMA FACIE evidence that such Imposition is due and unpaid at the time or date stated therein. Landlord, upon request of Tenant, shall furnish Tenant with a copy of any such certificate, advice or bill.

    SECTION 4.05. Landlord shall, during the Term, supply electricity and water to the Premises in quantities from time to time required by Tenant. Landlord shall not be liable to Tenant for any interruption in the supply of any such services; provided, however, that the same shall not have been caused by the willful acts or gross negligence of Landlord or its agents. Tenant shall reimburse Landlord, as additional rent, for the cost of all such utilities provided to the Premises, as determined by Landlord in its reasonable opinion.

                                      ARTICLE 5

                                      INSURANCE

    SECTION 5.01.

         (a) Throughout the Term, Tenant, at its sole cost and expense, shall provide and maintain in force or cause to be provided and maintained in force in respect of the Premises:

         (i) Insurance against loss or damage or injury or destruction to or of any building(s) now or hereafter erected on the Premises resulting from fire or from any hazard included in the so-called standard extended coverage endorsement, in an amount not less than the full replacement value of the building(s) and other improvements at the Premises, which policies shall provide that the loss, if any, be payable to Tenant;

         (ii) General liability insurance against liability for bodily injury and property damage in amounts not less than $1,000,000 per occurrence, $3,000,000 annual aggregate, and such policies shall name Landlord as an additional insured; and

         (iii) If and when the Premises contain a boiler, boiler insurance in an amount not less than $500,000 and such policy or policies shall insure both Landlord and Tenant, as their interests may appear, except as otherwise provided herein.

         (b) Prior to the commencement of any Material Improvement (as hereinafter defined), and until completion thereof, Tenant shall provide and maintain in force or cause to be provided and maintained in force, in addition to the insurance coverages described in subsection (a) of this Section 5.01:

         (i) Owner's and Contractor's Protective Liability insurance naming Tenant as an insured and Landlord, and the general contractor, if any, as additional insureds, for a combined single limit of not less than $1,000,000 for bodily injury, personal injury and property damage; and

         (ii) Builder's Risk Insurance (standard "all risk" or equivalent coverage) written on a completed value (non-reporting) basis, naming Tenant as an insured, and Landlord and the general contractor, if any, and all subcontractors employed by Tenant or the general contractor, if any, as additional insureds, as their respective interests may appear.

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         (c) Upon any failure of Tenant to procure and deliver to Landlord any of the policies of insurance or, in lieu thereof, certificates evidencing same, required hereunder, at least thirty (30) days before the expiration of the prior insurance policies, if any, or to pay the premiums therefor, Landlord may procure such insurance and pay the premiums therefor, and any sums paid by Landlord shall be and become and are hereby declared to be additional rent under this Lease and Tenant shall pay Landlord the annual premiums therefor within five (5) days after delivery of Landlord's statement setting forth the amount due.

         (d) The term "Material Improvement" shall mean the making of an Improvement (as defined in Section 10.01) the estimated cost of which, as determined by a reputable contractor, or as set forth in a construction agreement with a reputable contractor, will exceed $250,000.

    SECTION 5.02

    (a) All insurance required by any provision of this Lease shall be issued by responsible insurance companies licensed to do business in the State of Florida. All policies referred to in this Lease shall be procured, or caused to be procured, for periods of not less than one (1) year. Certificates of insurance evidencing the insurance required to be maintained pursuant to this Lease shall be delivered to Landlord on or before the Commencement Date, and certificates of insurance evidencing new or renewal policies replacing any policies expiring during the Term shall be delivered to Landlord at least ten
(10) days before the date of expiration of any policy.

    (b) Tenant and Landlord shall cooperate in connection with the collection of any insurance proceeds that may be due in the event of loss and Tenant shall execute and deliver such proofs of loss and other instruments which may be required for the purpose of obtaining the recovery of any such insurance proceeds.

    (c) All adjustments of claims with insurers under the property and casualty insurance policies which are required to be carried hereunder by Tenant shall be made solely by Tenant.

    (d) Tenant shall not violate or permit to be violated any of the conditions or provisions of any such policies procured by it or by Landlord in respect of the Premises and Tenant shall timely perform and satisfy or cause to be performed and satisfied the written requirements of the companies writing such policies so that at all times companies of good standing shall be willing to write and/or continue such insurance.

    (e) Every policy of insurance required to be obtained by Tenant hereunder shall provide, to the extent obtainable, that no cancellation shall be effective until at least ten (10) days after written notice thereof to Landlord.

    (f) Each property and casualty insurance policy and every policy insuring an economic loss resulting from any risks covered by any such property and casualty insurance (whether or not required

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to be carried hereunder), shall contain a clause or endorsement, if obtainable
(whether or not additional premium shall be charged therefor), whereby the insurance company waives all rights of subrogation against Landlord and Tenant, or consents to the release of liability among all such parties. The parties hereby release each other from any and all liability for loss or damage covered by such insurance under a policy containing such a clause or endorsement to the extent of any proceeds paid thereunder.

    (g) Any insurance required by this Article 5 may be effected by policies of blanket insurance which may cover other property not included, as well as property included, in the Premises, provided that the amount of the total insurance allocated to the Premises shall be specified either in any such policy or in a written statement from the insurer or its agent, and, provided further, that in all other respects any such policy shall substantially comply with the other provisions of this Article.

                                      ARTICLE 6

                              DAMAGE OR DESTRUCTION AND
                          USE OF CASUALTY INSURANCE PROCEEDS

    SECTION 6.01. If all or any part of the Premises shall be damaged or destroyed in whole or in part by fire or other casualty of any kind or nature, ordinary or extraordinary, foreseen or unforeseen, Tenant shall give Landlord immediate notice there of, and Tenant at its election, may, but shall not be obligated, to demolish, repair, restore, replace and rebuild (collectively "Restore"), or cause to be Restored, the damaged or destroyed portions of the Premises with such changes or alterations thereto as may be made at Tenant's election in conformity with and subject to the terms and conditions of Article 10; provided, however, that Tenant shall (a) Restore the Premises to the extent, if any, required by Governmental Requirements; and (b) Restore all damaged or destroyed portions of the common wall between the Premises and the Warehouse (as hereinafter defined).

    SECTION 6.02. This Lease shall not terminate, be forfeited or otherwise affected in any manner and there shall be no reduction or abatement of the rental payable hereunder, by reason of damage to or destruction of the Premises or any part thereof or otherwise. It is the intention of Landlord and Tenant that the foregoing is an "express agreement to the contrary" as provided in the applicable laws, if any, of the Sate of Florida and shall govern and control in lieu thereof.

                                      ARTICLE 7

                                     CONDEMNATION

    SECTION 7.01

    (a) If at any time during the Term, the whole or substantially all of the Premises shall be taken for any public or quasi-public purpose by any lawful power or authority by the exercise of the right of condemnation or eminent domain or by agreement between Landlord and those authorized to exercise such right, this Lease and the Term shall terminate on the date of taking (as hereinafter defined) and the rental payable by Tenant hereunder shall be apportioned and paid to the date of taking.

    (b) If the whole or any part of the Premises or any interest therein, shall be taken or condemned as provided in this Article, the aggregate of all awards and/or damages (collectively, the "award") in respect of any such taking shall be paid out and distributed to Tenant. Landlord hereby waives any and all claims, and releases and relinquishes all of its interest in and to any award.

    (c) In case of any taking and whether or not this Lease shall terminate by reason thereof, each of the parties agrees to execute any and all documents that may be required in order to effect and facilitate the collection of the award for the taking.

    SECTION 7.02. If less than substantially all of the Premises shall be taken, this Lease and the Term shall continue (except that this Lease shall terminate in respect of the portion of the Premises taken and the Base Rent shall be reduced proportionately). Tenant shall proceed diligently to Restore any remaining part of the building on the Premises not so taken so that the same shall be a complete, self-contained architectural unit.

    SECTION 7.03. In case of any governmental action, not resulting in the taking or condemnation of any portion of the Premises but creating a right to compensation therefor, such as the change of grade or widening of any street upon which the Premises abut, this Lease shall continue in full force and effect.

    SECTION 7.04. It is the intention of Landlord and Tenant that the provisions of this Article 7 shall constitute an "express agreement to the contrary" as provided in the applicable laws, if any, of the State of Florida and shall govern and control in lieu thereof.

                                      ARTICLE 8

                              ASSIGNMENT AND SUBLETTING

    SECTION 8.01. Tenant may not assign this Lease without the prior written consent of Landlord which can be withheld by Landlord at Landlord's sole discretion; except, however, that Tenant without the consent of Landlord may, pledge and assign this Lease to NorWest Bank Minnesota, N.A. as Trustee (the "Trustee") for the holders of all Series A and Series B Senior Secured Notes to be issued from time to time pursuant to the Indenture of even date herewith between the Trustee and Four M Corporation. Tenant, without the consent of Landlord, may at any time and from time to time, sublet the Premises or any part thereof. If the Premises are sublet, Tenant shall deliver to Landlord a duplicate original of said agreement of subletting. Tenant, without the consent of Landlord, upon complying with the provisions of this Section, may, at any time pledge and/or assign this Lease or Tenant's interest in the Premises. Tenant shall deliver to Landlord, within five (5) days after the execution and delivery of such pledge and/or assignment, a duplicate original of an instrument executed by the assignee providing that the assignee, assumes and agrees to perform each and every provision of this Lease on the part of Tenant to be performed from and after the effective date of such assignment with the same force and effect as if the assignee in said assignment was named as the original Tenant hereunder; provided, however, that any so-called institutional lender to which this Lease or Tenant's interest in the Premises shall be pledged and/or assigned, including, without limitation, the Trustee, shall not be required to assume this Lease or to perform or discharge any obligation, duty or liability of Tenant under this Lease or any covenant herein. Each and every subsequent assignment of this Lease by Tenant shall comply with the provisions of this Section.

                                      ARTICLE 9

                               REPAIRS AND MAINTENANCE

    Throughout the Term, Tenant, at its sole cost and expense, covenants and agrees to keep the Premises in a safe, sound and lawful order and condition, and in compliance with all Governmental Requirements. It is intended by the parties that Landlord shall have no obligation whatsoever, to repair and maintain the Premises. Tenant shall reimburse Landlord for Tenant's pro-rata share of the costs of repairs to the warehouse and other areas adjoining the Premises used in common by Landlord and Tenant, and for common items such as the roof, common walls and HVAC systems, etc.

                                      ARTICLE 10

                          CHANGES, ALTERATIONS AND ADDITIONS

    Tenant, without the consent of Landlord, may at any time and from time to time during the Term, at its own cost and expense, demolish and /or make any alterations, rebuildings, replacements, changes, additions and improvements in, to or at the Premises and to the buildings from time to time thereon (singly or collectively, an "Improvement"); provided, however, that any Improvement shall be performed in compliance with all applicable permits and authorizations and all Governmental and Insurance Requirements. All such alterations, improvements and additions which may be made on the Premises shall become the property of Landlord and remain upon and be surrendered with the Premises at the expiration of the Term.

                                      ARTICLE 11

                              GOVERNMENTAL REQUIREMENTS
                              AND INSURANCE REQUIREMENTS

    SECTION 11.01. Tenant, at Tenant's sole cost and expense, shall comply with (i) any and all present and future laws, rules, orders, ordinances (including zoning ordinances), regulations and requirements to the extent applicable solely to the Premises, or any part thereof, now or hereafter enacted or promulgated by any Federal, state or municipal governmental authority having jurisdiction over the Premises, including, without limitation, the American with Disabilities Act (collectively, "Governmental Requirements"), if and to the extent that Tenant's non-compliance therewith shall subject Landlord to any liability for non-compliance therewith and (ii) all requirements of insurance authorities or companies and the Board of Fire Underwriters or Insurance Services Office related solely to the Premises or any part thereof (collectively, "Insurance Requirements").

    SECTION 11.02. Notwithstanding anything to the contrary contained in this Lease, (a) Tenant shall have the right to contest the validity or applicability of any Governmental Requirements or Insurance Requirements affecting the Premises or Landlord's adjacent property by appropriate legal or administrative proceedings and Tenant shall be entitled to postpone compliance with the obligation being contested so long as noncompliance shall not subject Landlord to any criminal penalty or to prosecution for a crime, forfeit in danger of being suspended by reason of such contest; and (b) the term Governmental Requirements shall not include Environmental Laws (as defined in the Agreement, as hereinafter defined).

                                      ARTICLE 12

                              DISCHARGE OF LIENS: BONDS

    SECTION 12.01. Tenant shall not create, suffer or permit to be created or to remain, any mechanic's, laborer's, materialman's lien upon the Premises

    SECTION 12.02. If any mechanic', laborer's or materialman's lien at any time shall be filed or permitted to exist against the Premises or any part thereof, by reason of any work, labor or services performed or materials furnished, or claimed to have been performed or furnished to or on behalf of Tenant or those claiming under Tenant, Tenant, within twenty (20) days after receipt of notice of filing thereof, shall cause the same to be vacated or discharged of record by payment, deposit, bond, order of a court of competent jurisdiction or otherwise.

    SECTION 12.03. Nothing contained in the Lease shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied, by inference or otherwise, to any contractor, subcontractor, laborer or materialman for the performance of any labor or services or the furnishing of any materials for any specific improvement, alteration to or repair of the Premises or any part thereof, nor as giving Tenant any right, power or authority to contract for or permit the rendering of any labor or services of the furnishing of materials that would give rise to the filing of any lien against the estate or interest of Landlord in the Premises or Landlord's adjacent property. Notice is hereby given, and Tenant shall cause all construction agreements to which it is a party to provide, that Landlord shall not be liable for any work or other services performed or to be performed at the Premises or for any materials furnished or to be furnished at the Premises, that the contractor performing any work or services and/or furnishing any materials to the premises for or on behalf of Tenant shall not look to Landlord for the payment therefor, and that no mechanic's or other lien for such work, services or materials shall attach to or affect the estate or interest of Landlord in and to the Premises.

                                      ARTICLE 13

                                   REPRESENTATIONS

     SECTION 13.01. Landlord represents that it owns the Premises and that the execution and delivery of this Lease have been duly authorized by all necessary and proper action on the part of Landlord.

     SECTION 13.02. Tenant represents that the execution and delivery of this Lease have been duly authorized by all necessary and proper action on the part of Tenant.

                                      ARTICLE 14

                               INDEMNIFICATION OF LANDLORD

    SECTION 14.01 Tenant agrees to indemnify and save Landlord harmless from and against any and all claims, obligations, liabilities, suits, actions, proceedings, judgments, damages, costs, charges and expenses, including, without limitation, reasonable attorneys' fees and disbursements, imposed upon or incurred by Landlord by reason of any of the following occurring during the Term, unless resulting from any act, omission or negligence of Landlord, or Landlord's agents or employees:

    (a) any use, non-use, possession, occupation, repair, alteration, condition, operation, maintenance or management of the Premises or any part thereof, or the streets abutting the same by Tenant, or its agents or employees;

    (b) any act, omission or negligence on the part of tenant or its agents;

    (c) any accident, injury (including death) or damage to any person or property occurring in, on or about the Premises or any part thereof or the streets abutting the same;

    (d) any lien or claim which may be asserted against the Premises or any part thereof, arising from any failure by Tenant to perform its obligations under this Lease; and

    (e) for On-Site Environmental Liabilities, as defined in the Asset Purchase Agreement dated as of November 1, 1995 between St. Joe Forest Products Company, St. Joe Container Company and St. Joe Paper Company (separately and collectively the "Sellers"), on the one hand and Four M Corporation and Landlord, on the other hand, as amended (the "Agreement"), related to the Premises and for Off-Site Environmental Liabilities (as defined in the Agreement) arising out of acts or omission of Tenant from and after the Commencement Date. The foregoing undertaking is not intended, nor shall be deemed, to be for the benefit of the Sellers nor to modify or amend the respective rights and obligations of any of the parties to the Agreement with respect to On-Site and/or Off-Site Environmental Liabilities thereunder or otherwise.

    SECTION 14.02. The obligations of Tenant under this Article 14 shall not be limited or affected in any way by the limits of insurance required to be carried or caused to be carried by Tenant hereunder or by the absence in any case of covering insurance or by the failure or refusal of any insurance carrier to perform any obligation on its part under insurance policies affecting the Premises, or any parts thereof.

    SECTION 14.03. If any claim, action or proceeding is made or brought against Landlord by reason of any event with respect to which Tenant has indemnified Landlord hereunder, then, Landlord shall promptly notify Tenant and Tenant, at its sole cost and expense, shall resist or defend such claim, action or proceeding, in Landlord's name if necessary,-by the attorneys for Tenant's insurance carrier (if such claim, action or proceeding is covered by insurance) or otherwise by such attorneys as Tenant shall select and Landlord shall approve, which approval shall not be unreasonably withheld or delayed. Nothing herein contained shall prohibit Landlord, at its own expense, from participation in such claim, action or proceeding with counsel of its own choice.

    SECTION 14.04. The provisions of this Article 14 shall survive the termination or expiration of the Term in respect of any occurrence prior to the termination or expiration of the Term.

    SECTION 14.05. Tenant hereby agrees that except to the extent caused by the willful acts or negligence of Landlord, or Landlord's employees, invitees, contractors or agents, Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers or other person in or about the Premises, nor shall Landlord be liable for injury to the person of Tenant, Tenant's employees, agents or contractors, whether such damage is caused by or results from fire, steam, electricity, gas water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from conditions arising upon the Premises, or from other sources or places and regardless of whether the cause of such damage or injury or the means or repairing the same is inaccessible to Tenant.

                                      ARTICLE 15

                                   RIGHT OF ACCESS

    Upon reasonable notice to Tenant, Tenant shall permit Landlord and its agents and representatives to enter at all reasonable time for the purpose of inspecting the same.

                                      ARTICLE 16

                                      SELF-HELP

    SECTION 16.01. If at any time Tenant shall fail to pay, in accordance with the provisions hereof, any Imposition for which it is obligated hereunder, or to take out, pay for, maintain or deliver any of the insurance policies required of it herein or certificates evidencing same, or to perform any other act on its part to be made or performed under this Lease, then Landlord, without waiving or releasing Tenant from any obligation contained in this Lease and in addition to any and all other remedies Landlord may have hereunder, may (but shall be under no obligation to), upon the giving of notice to Tenant of such failure and the continuance of such failure by Tenant for fifteen (15) days after the giving of such notice (except that shorter notice, to the extent feasible, or no notice, need be given in the case of an emergency, or in cases when any insurance policy described in Article 7 would lapse in less than ten (10) days or if such failure cannot be cured within said fifteen (15) days, the failure of Tenant to commence to cure within said fifteen (15) days or to diligently and continuously thereafter prosecute such cure:

    (a) pay or cause to be paid any Imposition required to be paid by Tenant pursuant to the provisions hereof, or

    (b) take out, pay for and maintain any of the insurance policies provided for herein; or

    (c) pay any other sums, costs, expenses, charges, payments or deposits payable by Tenant hereunder, or perform any other act on Tenant's part to be made or performed as in this Lease set forth, and Landlord may enter upon the Premises for such purpose and take all such action thereon as may be necessary therefor.

    SECTION 16.02. All sums paid by Landlord and all reasonable costs and expenses incurred by Landlord in connection with the performance of any act permitted by Section 16.01 shall be paid by Tenant to Landlord as additional rent on demand. Any payment or performance by Landlord pursuant to the foregoing provisions of this Article 16 shall not be nor be deemed to be a waiver or release of the breach or default of Tenant with respect thereto or of the right of Landlord to terminate this Lease, institute summary proceedings and/or take such other action as may be permissible hereunder or otherwise if an Event of Default by Tenant shall have occurred and exist.

                                      ARTICLE 17

                        PERMITTED USE:  NO UNLAWFUL OCCUPANCY

    SECTION 17.01. During the Term, Tenant may use and occupy the Premises for light manufacturing, warehouse and distribution purposes and/or any other lawful purposes.

    SECTION 17.02. Tenant shall not use or occupy, nor permit or suffer the Premises or any part thereof, to be used or occupied for any unlawful purpose.

                                      ARTICLE 18

                                  EVENTS OF DEFAULT,
                       CONDITIONAL LIMITATIONS, REMEDIES, ETC.

    SECTION 18.01. The occurrence at any time during the Term of any one or more of the events set forth in subsections (a), (b) or (c) of this Section 18.01, and the continuation thereof, shall constitute an "Event of Default" hereunder:

    (a) if Tenant shall fail to pay in full any item of additional rent, or any other payment required to be paid by Tenant under this Lease, when the same shall become due and payable hereunder, and such default shall continue for a period of ten (10) days after notice thereof from Landlord to Tenant; or

    (b) if Tenant shall fail to keep, observe or perform any of the other terms, covenants, conditions or agreements of this Lease on Tenant's part to be kept, observed or performed, and such default shall continue for a period of thirty (30) days after notice thereof by Landlord to Tenant specifying such default (unless such default requires work to be performed, acts to be done or conditions to be removed which cannot by their nature reasonably be performed, done or removed, as the case may be, within such thirty (30) day period, then if Tenant shall not have commenced during the same within such thirty
         (30)-day period or shall thereafter fail diligently and continuously to prosecute the same to completion); or

    (c)  (i)   if Tenant is generally not paying its debts as such debts become due, within the meaning of such phrase under Title 11 of the United States Code, or shall admit in writing that it is unable to pay its debts as such debts become due; or

         (ii)  if Tenant shall make an assignment for the benefit of creditors;
         or

         (iii) if Tenant shall file a voluntary petition under Title 11 of the United States Code, as the same may be amended, or if such a petition is filed against Tenant and an order is entered as a result of such petition, or if Tenant shall file any petition or answer seeking, consenting to or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal bankruptcy code or any other present or future applicable federal or state or other statute or law, or shall seek or consent to or acquiesce in the appointment of any custodian, trustee, receiver, sequestrator, liquidator or other similar official of Tenant or of all or any substantial part of its property or of the Premises or any interest of Tenant therein, or if Tenant shall take any action in furtherance of any action described in subdivisions (i), (ii) or (iii) of this Section 18.01 (c); or

         (iv) if within ninety (90) days after the commencement of any proceeding against Tenant seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal bankruptcy code or any other present or future applicable federal or state statute or law, such proceeding shall not have been dismissed, or if within ninety (90) days after the appointment, without the consent or acquiescence of Tenant, of any custodian, trustee, receiver, assignee, sequestrator, liquidator or any other similar official of Tenant or of all or any substantial part of its properties or of the Premises or any interest of Tenant therein, such appointment shall not have been vacated or stayed on appeal or otherwise, or if within sixty (60) days after the expiration of any such stay, such appointment shall not have been vacated.

    SECTION 18.02

    (a) Upon the occurrence of any of the Events of Default set forth in
Section 18.01 (c), Landlord may at any time thereafter serve upon Tenant a ten
(10)-day notice of termination of this Lease and upon the expiration of such ten
(10)-day period, this Lease and the Term shall cease, terminate and expire as fully and completely as if the expiration of such ten (10)-day period were the date herein definitely fixed for the end and expiration of the Lease and the Term, and Tenant immediately shall quit and surrender the Premises; or if such termination shall be proscribed by any law applicable to the proceeding or stayed by order of any court having jurisdiction over the proceeding, then, following the expiration of any stay, or if the trustee appointed in any such proceeding, Tenant or Tenant as debtor-in-possession shall fail to assume this Lease in its entirety and all of the covenants thereof within the period prescribed therefor by law or as may be allowed by the court, and/or said trustee, Tenant or Tenant as debtor-in-possession shall fail to provide adequate protection of Landlord's right, title and interest in and to the Premises and adequate assurances of the complete and continuous future performance of Tenant's obligations under this Lease, Landlord, to the extent permitted by law or by leave of the court having jurisdiction over the proceeding, shall have the right, at its election, to terminate this Lease on ten (10) days' notice to Tenant, Tenant as debtor-in-possession or said trustee, and upon the expiration of said ten
(10)-day period this Lease shall cease and expire as fully and completely as if such date were the date herein definitely fixed for the end and expiration of this Lease and the Term, and thereupon neither Tenant nor any subtenant or other person claiming through or under Tenant or by virtue of any statute or order of any court shall be entitled to the possession of the Premises, or any part thereof, and Landlord, in addition to the other rights and remedies given pursuant to this Article, or by virtue of any other provision in this Lease contained, or by virtue of any statute or rule of law, may retain or receive as partial liquidated damages any rental, or other moneys received by it from Tenant or others on behalf of Tenant.

    (b) If this Lease shall terminate and expire pursuant to the provisions of
Section 18.02 (a) Landlord shall be entitled to prove and recover in any such bankruptcy, insolvency, receivership, reorganization or dissolution proceeding all arrears in rental and, in addition thereto as liquidated damages an amount equal to the maximum allowed by statute or rule of law in effect at the time when and governing the proceedings in which such damages are to be proved, whether or not such amount be greater or less than the amount referred to in subsection (a) of this Section 18.02.

    SECTION 18.03. Upon the occurrence of any of the Events of Default set forth in Sections 18.01 (a) and (b) which shall be continuing, Landlord may serve upon Tenant a ten (10)-day notice of termination of this Lease and upon the expiration of such ten (10)-day period, this Lease and the Term shall cease, end and expire as fully and completely as if the expiration of such ten (10)-day period were the date herein definitely fixed for the end and expiration of this Lease and the Term and Tenant shall pay to Landlord all rental payable under this Lease to the date upon which this Lease and the Term shall have terminated, expired and come to an end.

    SECTION 18.04. No termination of this Lease pursuant to Section 18.03, shall relieve Tenant of its liabilities and obligations under this Article 18, all of which shall survive.

    SECTION 18.05. Tenant waives any and all right of redemption provided by any law or statute now in force or hereafter enacted or otherwise, or re-entry or repossession or to restore the operation of this Lease in case Tenant shall be dispossessed by a judgment or by warrant of any court or judge or in case of reentry or repossession by Landlord or in case of any expiration or termination of this Lease. The terms "enter," "re-enter," "entry" or "re-entry," as used in this Lease are not restricted to their technical legal meaning.

    SECTION 18.06. No failure by Landlord to insist upon the strict performance of any agreement, term, covenant or condition of this Lease or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial rental during the continuance of any such breach, shall constitute a waiver of any such breach or of such agreement, term, covenant or condition. No agreement, term, covenant or condition of this Lease to be performed or complied with by Tenant, and no breach thereof, shall be or be deemed to be waived, altered or modified except by a written instrument executed by Landlord. No waiver of any breach shall affect or alter this Lease, but each and every agreement, term, covenant and condition of this Lease shall continue in full force and effect with respect to any other then existing or subsequent breach thereof.

    SECTION 18.07. Tenant shall pay to Landlord all reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, incurred by Landlord in any action or proceeding to which Landlord may be made a party by reason of any act or omission of Tenant, provided that such act or omission does not result from any act or omission of Landlord.

                                      ARTICLE 19

                                       NOTICES



    SECTION 19.01. Whenever it is provided herein or prescribed by law that notice, demand, request, consent, approval or other communication shall or may be given to or served upon either of the parties hereto such notice, demand, request, consent, approval or other communication shall be in writing and, unless otherwise prescribed by law or governmental regulation, shall be effective for any purpose only if delivered personally against receipt therefor or sent by registered or certified mail, postage prepaid, return receipt requested, to the parties at the respective addresses set forth below, or to such other addresses as either party may from time to time designate by like notice given to the other.

              (a) If to Tenant:

                   Box USA Group, Inc.
                   115 Stevens Avenue
                   Valhalla, NY 10595

                   Attn: Chief Operating Officer

         (b) If to Landlord:

              FLORIDA COAST PAPER COMPANY, L.L.C.
              300 First Street
              Port St. Joe, FL 32456

              Attn: Chief Operating Officer

              With a copy to:

              STONE CONTAINER CORPORATION
              150 No. Michigan Avenue
              Chicago, Illinois 60601

              Attn: Counsel

    SECTION 19.02. Every notice, demand, request, consent, approval or other communication hereunder shall be deemed to have been given or served on the date personally delivered or three (3) business days after the date that the same shall have been deposited in the United States mails postage prepaid, in the manner aforesaid, except that a notice of change of address shall be deemed to have been given only when received by the addressee.

                                      ARTICLE 20

                                    SUBORDINATION

    SECTION 20.01. Subject to the non-disturbance provisions of Paragraph 20.03 hereof, this Lease, the leasehold estate of Tenant created hereby and all rights of Tenant hereunder shall be subject and subordinate to any and all Fee Mortgage(s) which may now or hereafter cover all or any part of the Premises and to all renewals, modifications, consolidations, replacements and extensions thereof. Tenant agrees that the Fee Mortgagee(s), shall have no duty, liability or obligation to perform any of the obligations of Landlord under this Lease, but in the event of Landlord's default with respect to any such obligation, Tenant will give any Fee Mortgagee(s) whose name and address have been furnished Tenant in writing for such purpose notice of Landlord's default and allow such Fee Mortgagee(s) thirty (30) days following receipt of such notice for the cure of said default before invoking any remedies Tenant may have by reason thereof. If any Fee Mortgagee(s) shall elect to have this Lease superior to the lien of its Fee Mortgage and shall give written notice thereof to Landlord and Tenant, this Lease shall be deemed prior to such Fee Mortgage, notwithstanding the relative dates of the documentation or recordation thereof.

    SECTION 20.02. Subject to the non-disturbance provisions of paragraph 20.03, Tenant agrees to attorn to any Fee Mortgagee(s) or any other party who acquires ownership of the Premises by reason of foreclosure of a Fee Mortgage, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership, or (ii) be subject to any offsets or defenses which Tenant may have against any prior lessor.

    SECTION 20.03. Tenant's subordination of this Lease shall be subject to receiving assurance (a "non-disturbance agreement") from the Fee Mortgagee(s) that, among other things, Tenant's possession of the Premises and this Lease, will not be disturbed so long as Tenant is not in default thereof and attorns to the record owner of the Premises and expressing such Fee Mortgagee(s) unconditional agreement to release the Premises from the applicable Fee Mortgage upon Tenant's purchase of the Premises pursuant to the provisions of Article 21 hereof or otherwise.

    SECTION 20.04. The agreements contained in this Article 20 shall be effective without the execution of any further documents; provided, however, that, upon request from Landlord or a Fee Mortgagee(s) in connection with a sale, financing or refinancing of the Premises, Tenant and Landlord shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein.

                                      ARTICLE 21

                                   PURCHASE OPTION

    Tenant shall have the option to purchase the Premises at any time during the Term by Tenant's giving notice to Landlord not later than four (4) months prior to the expiration of the Term of its election to exercise the same. Such notice shall designate the date for the title closing selected by Tenant; provided, however, that Tenant shall not designate a date for the title closing which shall be less than thirty (30) days nor more than sixty (60) days following the date of such notice. The purchase price shall be One Hundred ($100.00) Dollars.

    The title closing shall take place at 10:00 a.m. at the address of Tenant set forth in Article 19 hereof (or at such other place as Tenant shall designate by notice to Landlord) on the date designated therefor in said notice from Tenant to Landlord, except that Tenant may, at its option, adjourn the title closing from time to time for a period not to exceed sixty (60) days. At the closing, Landlord shall deliver to Tenant or its designee, a bargain and sale or special warranty deed, with covenant against grantor's acts, in recordable form, so as to convey to Tenant or its designee, the fee title to the

Premises, subject only to the Permitted Exceptions and such other conditions of title as are permitted under this Lease or consented to or created by Tenant (or by any person holding or claiming through or under Tenant).

                                      ARTICLE 22

                         CERTIFICATES BY TENANT AND LANDLORD

    Tenant and Landlord agree, at any time and from time to time upon not less than ten (10) days' prior notice by the other, to execute, acknowledge and deliver to the other (or any other parties specified by the other) a statement certifying (i) that this Lease is unmodified and in full force and effect (or if there have been any modifications, or supplements that the same, as modified and/or supplemented, is in full force and effect and stating the modifications and/or supplements), (ii) the date(s) to which the Base Rent has been paid, (iii) whether to the best knowledge of the person executing such certificate there is then any existing default in the performance of the other party's obligations under this Lease and, if so, specify each such default, and (iv) whether to the best knowledge of the person executing such certificate there then exist any set-offs or defenses to the enforcement of this Lease by Landlord or any claims by Tenant against Landlord, and it being intended that any such statement may be relied upon by the other party and/or such third parties as the other party shall have designated.

                                      ARTICLE 23

                                CONSENTS AND APPROVALS

    All consents and approvals which may be given under this Lease shall, as a condition of their effectiveness, be in writing. The granting of any consent or approval by Landlord to the performance of any act by Tenant requiring the consent or approval of Landlord, under any of the terms or provisions of this Lease shall relate only to the specified act or acts thereby consented to or approved and, unless otherwise specified, shall not be deemed a waiver of the necessity for such consent or approval for the same or any similar act in the future, and/or the failure on the part of Landlord to object to any such action taken by Tenant without the consent or approval of Landlord, shall not be deemed a waiver of its right to require such consent or approval for any further similar act. Whenever the consent of Landlord is required hereunder, Landlord agrees not to unreasonably withhold or delay such consent.

                                      ARTICLE 24

                               SURRENDER AT END OF TERM

    SECTION 24.01. On the last day of the Term or upon any sooner termination of this Lease, Tenant it shall well and truly surrender and deliver up to Landlord the Premises, together with all additions, alterations and improvements thereto, in the condition and state of repair in which Tenant is obligated to maintain the same pursuant to Article 9, reasonable wear and tear and damage by fire or other casualty excepted, free and clear of all subleases, occupancies, and, if and to the extent created by Tenant, liens and encumbrances.

    SECTION 24.02. Nothing in this Lease shall be construed to give Landlord title to or to prevent Tenant's removal of inventory, trade fixtures, furnishings and equipment installed in the Premises by Tenant and Landlord hereby waives and releases any right to distraint and all landlord lien rights which Landlord may now or hereafter have at law, in equity or otherwise with respect thereto. Landlord has concurrently herewith executed and delivered to the Trustee, and to NationsBank, N.A., as Agent, Lessor's Acknowledgment and Agreements in the respective forms contained in EXHIBIT C annexed hereto and made a part hereof (each a "Lessor's Agreement"). Landlord agrees to promptly following request by Tenant, execute and deliver instruments in form and substance materially similar to the Lessor's Agreement for the benefit of any party(s) now or hereafter holding an interest in all or any part of Tenant's inventory, trade fixtures, furniture, furnishings and/or equipment. Subject to the terms and conditions of any Lessor's Agreement in effect at such time, in the event that Tenant does not remove its inventory, trade fixtures, furnishing and equipment within one hundred eighty (180) days following the expiration or sooner termination of the Term such items shall be deemed to have been abandoned by Tenant and shall become the property of Landlord.


                                      ARTICLE 25

                                   QUIET ENJOYMENT

    Landlord covenants that Tenant shall and may (subject, however, to the terms and conditions of this Lease), peaceably and quietly have, hold and enjoy the Premises during the Term without molestation or disturbance by or from Landlord or any person claiming by, through or under Landlord.

                                   ARTICLE 26

                        INVALIDITY OF CERTAIN PROVISIONS


     If any term or provision of this Lease, or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.


                                   ARTICLE 27

                             RECORDING OF MEMORANDUM


     Landlord and Tenant, upon the written request of the other, shall join in the execution of a Memorandum, or Short Form, of this Lease and of any amendments or supplements to this Lease in proper form for recording, setting forth such provisions as shall be required by law or requested by either party to give notice of the existence of this Lease, such amendment or supplement and the provisions thereof. Either party may cause such Memorandum or Short Form to be recorded, and Tenant shall pay and discharge all costs and fees in connection therewith.


                                   ARTICLE 28

                             WAIVER OF TRIAL BY JURY

     To the fullest extent permitted by law, Landlord and Tenant do hereby waive and will waive all rights to trial by jury on any cause of action, proceeding or counterclaim directly or indirectly arising out of or in any way connected with this Lease, the Premises, Tenant's use and occupancy of the Premises or any matters whatsoever arising out of or in any way connected with this Lease. The provisions of this Lease relating to waiver of a jury trial shall survive the expiration of the Term.

                                   ARTICLE 29

                                     BROKER


     Tenant and Landlord acknowledge, represent and warrant to each other that it has not dealt with any broker in respect of this Lease or the Premises. As a special inducement for the execution and delivery of this Lease by the other, Landlord and Tenant hereby covenant and agree forever to defend, indemnify and hold the other and its successors and assigns harmless from and against any and all claims, demands or judgments (and for all expenses, including, but not limited to, reasonable counsel fees and expenses incurred by the other in connection therewith) for any commissions, fees or other compensation of any kind by or in favor of any broker or other party, claiming to have brought the availability of the Premises to the attention of the indemnifying party and/or claiming to have dealt with the indemnifying party in connection with this Lease.


                                   ARTICLE 30

                                  MISCELLANEOUS

     SECTION 30.01. The captions of this Lease are for convenience of reference only and in no way define, limit or describe the scope or intent of this Lease or in any way affect this Lease.

     SECTION 30.02. The Table of Contents is for convenience of reference only and is not to be deemed or construed in any way as part of this Lease or as supplemental thereto or amendatory thereof. All references herein to Articles, Sections, subsections or subdivisions, shall, unless the context shall clearly evidence a contrary intention, refer to the Articles, Sections, subsections and subdivisions of this Lease.

     SECTION 30.03. Any reference herein to any one gender, masculine, feminine or neuter, includes the other two, and the singular includes the plural and vice versa, unless the context requires otherwise. The use herein of the words "successors and assigns" or "successors or assigns" of Landlord or Tenant shall be deemed to include the heirs, legal representatives and assigns of any individual Landlord or Tenant.

     SECTION 30.04. If more than one party is named as or becomes Landlord or Tenant hereunder, Landlord or Tenant, as the case may be, may require the signatures of all such other parties in connection with any notice to be given or action to be taken by the other party hereunder, unless such other parties designate otherwise in form satisfactory to the relying party. Each person or entity named as Landlord or Tenant shall be jointly and severally liable for all obligations of such party hereunder.

Any notice by Landlord to any party named as Tenant or by Tenant to any party named as Landlord shall be sufficient and shall have the same force and effect as though given to all parties named as Tenant or Landlord, as the case may be. So long as Stone Container Corporation ("Stone"), its successor or assigns, have any ownership interest, direct or indirect, in the building in which the Premises is contained, this Lease may not be amended or terminated without the prior written consent of Stone, its successors or assigns.

     SECTION 30.05. The term "Landlord" on the date as of which this Lease is delivered, shall mean Florida Coast Paper Company, L.L.C., but thereafter "Landlord" shall mean the holder of landlord's interest in this Lease at the time in question so that if Florida Coast Paper Company, L.L.C., or any successor to its interest hereunder ceases to have any interest in the Premises or there is any transfer or transfers of Landlord's interest in the Premises, the transferor shall be and hereby is entirely freed and relieved of all agreements, covenants and obligations of Landlord hereunder to be performed on or after the date of such transfer, and it shall be deemed and construed without further agreement between the parties or their successors in interest or between the parties and the person who acquires Landlord's interest in this Lease that such person has assumed and agreed to carry out any and all agreements, covenants and obligations of Landlord hereunder accruing from and after the date of such transfer.

     SECTION 30.06. This Lease or any of its provisions may not be waived, changed, modified or terminated orally, but only by a written instrument of waiver, change, modification, or termination executed by the party against whom enforcement of any such waiver, change, modification or termination is sought.

     SECTION 30.07. This Lease shall be governed by and construed in accordance with the internal laws of the State of Florida without giving effect to any principles of conflict of laws.

     SECTION 30.08. The agreements, terms, covenants and conditions herein contained shall be binding upon, and shall inure to the benefit of, Landlord and Tenant and their respective successors and assigns.

     SECTION 30.09. This Lease, the Agreement and the Environmental Indemnity Agreement of even date herewith between Landlord and Four M Corporation, contain the entire agreement between the parties with respect to the Premises and supersedes all prior written and oral agreements and understandings with respect hereto between Landlord and Tenant with respect to the Premises.

     SECTION 30.10. This Lease may be executed in multiple counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     SECTION 30.11. Notwithstanding any other term or provision of this Lease except with respect to Landlord's obligations under Article 21 of this Lease, the liability of Landlord for its obligations under this Lease is limited solely to Landlord's interest in the Premises as the same may from time to time be encumbered, and no personal liability shall at any time be asserted or enforceable against any other assets of Landlord or against Landlord's members, stockholders, directors, managers, officers or employees on account of any of Landlord's obligations or actions under this Lease. Landlord shall upon conveying title to Tenant pursuant to Article 21 of this Lease, be relieved of all liability with respect to Landlord's obligations to be performed under this Lease after the date of such conveyance.


                                   ARTICLE 31

                                   WAREHOUSE


     SECTION 31.01. Landlord hereby grants to Tenant the right, throughout the Term, to utilize the warehouse (the "Warehouse") located on property adjacent to the Premises, and forming a part of the parcel of land, situate, lying and being in the City of Port St. Joe, Florida, as described on EXHIBIT A-1 annexed hereto and made a part hereof, jointly with Landlord, for warehouse and distribution purposes. In addition, Landlord hereby grants to Tenant any and all rights-of-way and other access rights which Tenant may reasonably require in order to access and utilize the Warehouse.

     SECTION 31.02. Landlord shall supply all necessary electric and utilities in connection with the use of the Warehouse and Tenant shall pay to Landlord, within ten (10) days after demand therefor, Tenant's pro rata share of the cost thereof. In addition, Landlord and Tenant shall be jointly responsible for the maintenance and repair of the Warehouse; provided, however, that neither party shall have the right to make any additions, alterations or improvements to the Warehouse which may interfere with the use of the Warehouse by the other party.

     SECTION 31.03. In the event that Tenant shall exercise the purchase option contained in Article 21 hereof, Landlord and Tenant shall execute, acknowledge and deliver any and all mutual covenants, easements, plans or agreements as shall be reasonable or appropriate to (a) grant the owner of the Premises the right to utilize the Warehouse in accordance with the provisions of Section 31.01; and (b) protect the value of the remainder of the parcel of which the Premises forms a part and shall otherwise comply with the requirements of Section 5.01(b) of the Mortgage, Security Agreement, Fixture Filing Statement and Assignment of Rents, Leases and Leasehold Interests of even date herewith between Landlord and NorWest Bank Minnesota, N.A., as Trustee, covering the Premises and other property (the rights granted to Tenant pursuant to this Article, and the mutual covenants, easements, plans or agreements to be executed, acknowledged and delivered pursuant to this Section 31.03 are collectively referred to as the "Warehouse Agreement").


     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.




WITNESS:                                     Florida Coast Paper Company, L.L.C.

/s/ Shari Krouner
- ------------------------------               By:  /s/ Dennis Mehiel
                                                  ----------------------------
/s/ Harvey L. Friedman                                A Member
- ------------------------------




WITNESS:                                     Box USA Group, Inc.

/s/ Karen Bond
- ------------------------------               By:  /s/ Chris Mehiel
                                                  ----------------------------
                                                    Chris Mehiel
/s/ Lurlene Arco                                    Executive Vice President
- ------------------------------

STATE OF NEW YORK )
                  : ss.:
COUNTY OF NEW YORK)


          On the 30th day of May, 1996, before me personally came Dennis Mehiel to me known, who, being by me duly sworn, did depose and say that he resides at ________________, that he is a member of Florida Coast Paper Company, L.L.C., Inc., the limited liability company described in and which executed the foregoing instrument and that he signed his name thereto by order of the members of such company.



                                             /s/ Shari K. Krouner
                                             -----------------------------------
                                             Notary Public



                                                      SHARI K. KROUNER
                                             NOTARY PUBLIC, STATE OF NEW YORK
                                                       NO. 31-4953231
                                               QUALIFIED IN NEW YORK COUNTY
                                             COMMISSION EXPIRES JULY 10, 1997

STATE OF NEW YORK )
                  : ss.:
COUNTY OF WESTCHESTER)




     On the 29th day of May, 1996, before me personally came Chris Mehiel, to me known, who, being by me duly sworn, did depose and say that he resides at 40 West Elm Street, Apt. 3-C, Greenwich, Connecticut, that he is an Executive Vice President of Box USA, Inc., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.




                                             /s/ Lurlene Arco
                                             -----------------------------------
                                             Notary Public



                                                       LURLENE ARCO
                                             NOTARY PUBLIC, STATE OF NEW YORK
                                                       NO. 47___551
                                             QUALIFIED IN WESTCHESTER COUNTY
                                             COMMISSION EXPIRES OCTOBER 31, 1997